SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                         ____________

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934
                    _______________________

                Date of Report (Date of earliest
                 event reported) January 26, 1999


     Texas                   0-7275                74-1751768
-------------          -------------------      ---------------
(State of           (Commission File Number)       (IRS Employer
 incorporation)                                 Identification No.)


            P.O. Box 1600
            100 West Houston St.
            San Antonio, Texas                     78296-1400
----------------------------------------         ---------------
(Address of principal executive offices)           (Zip Code)


                         (210) 220-4011
                -------------------------------
                (Registrant's telephone number,
                  including area code)

                               N/A
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)

Items 1-4. Not Applicable.

Item 5.    Other Events.
           ------------

     On January 26, 1999, the Board of Directors of Cullen/Frost Bankers, Inc., a Texas corporation (the "Company"), declared a dividend payable March 15, 1999 (the "Payment Time") of one right (a "Right") for each outstanding share of common stock, par value $0.01 per share ("Common Stock"), of the Company held of record at the close of business on February 8, 1999 (the "Record Time"), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Shareholder Protection Rights Agreement, dated as of January 26, 1999 (the "Rights Agreement"), between the Company and Cullen/Frost National Bank, as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth of a share of Junior Participating Preferred Stock, par value $0.01 per share ("Participating Preferred Stock"), for $200 (the "Exercise Price"), subject to adjustment.

     The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, the "Separation Time") (i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below, and (ii) the tenth day (the "Flip-in Date") after the first date (or such earlier or later date as the Board of Directors of Cullen/Frost Bankers, Inc. may from time to time fix) of public announcement by the Company that any Person has become an Acquiring Person (the date of such public announcement being, the "Stock Acquisition Date"); provided that if the
                                      --------
foregoing results in the Separation Time being prior to the Payment Time, the Separation Time shall be the Payment Time; and provided further that if a tender or exchange offer
    ----------------
referred to in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made. An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 10% or more of the outstanding shares of Common Stock, which term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company, (ii) any person who is the Beneficial Owner of 10% or more of the outstanding Common Stock as of the date of the Rights Agreement or who shall become the Beneficial Owner of 10% or more of the outstanding Common Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such Person acquires additional Common Stock, other than through a dividend or stock split,
(iii) any Person who becomes the Beneficial Owner of 10% or more of the outstanding Common Stock without any plan or intent to seek or affect control of the Company if such Person promptly divests sufficient securities such that such 10% or greater Beneficial Ownership ceases or (iv) any Person who Beneficially Owns shares of Common Stock consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares owned by such Person and its Affiliates and Associates at the time of such grant, (C) shares, amounting to less than 1% of the outstanding Common Stock, acquired by Affiliates and Associates of such Person after the time of such grant and (D) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) which are held by such Person in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity, that are Beneficially Owned by third persons who are not Affiliates or Associates of such Person or acting together with such Person to hold such shares, or which are held by such Person in respect of a debt previously contracted. The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Payment Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Payment Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

     The Rights will not be exercisable until the Business
Day (as defined in the Rights Agreement) following the Separation Time and will become exercisable only upon the expiration or redemption of the Company's presently outstanding rights (which are scheduled to expire on July
25, 1999). The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on February 8, 2009, and (iii) the date on which the Rights are redeemed as described below (in any such case, the "Expiration Time").

     The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common
Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common
Stock.

     In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide, to the extent permitted by applicable law, that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the Stock Acquisition Date that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

     Whenever the Company shall become obligated, as described in the preceding paragraph, to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each share of Common Stock so issuable.

     In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company and (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or
(B) the Person with whom such transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate thereof, (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company or (iii) any Acquiring Person shall (A) sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, to, from, or with, as the case may be, the Company or any of its Subsidiaries, over any period of 12 consecutive calendar months, assets (x) having an aggregate fair market value of more than $15,000,000 or (y) on terms and conditions less favorable to the Company than the Company would be able to obtain through arm's-length negotiations with an unaffiliated third party, (B) receive any compensation for services from the Company or any of its subsidiaries, other than compensation for full-time employment as a regular employee at rates in accordance with the Company's (or its subsidiaries') past practices, (C) receive the benefit, directly or indirectly (except proportionately as a stockholder), over any period of 12 consecutive calendar months, of any loans, advances, guarantees, pledges, insurance, reinsurance or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its subsidiaries involving an aggregate principal amount in excess of $5,000,000 or an aggregate cost or transfer of benefits from the Company or any of its subsidiaries in excess of $5,000,000 or, in any case, on terms and conditions less favorable to the Company than the Company would be able to obtain through arm's-length negotiations with a third party, or (D) increase by more than 1% its proportionate share of the outstanding shares of any class of equity securities or securities convertible into any class of equity securities of the Company or any of its subsidiaries as a result of any acquisition from the company (with or without consideration), any reclassification of securities (including any reverse stock split), or recapitalization, of the Company, or any merger or consolidation of the Company with any of its subsidiaries or any other transaction or series of transactions (whether or not with or into or otherwise involving an Acquiring Person), (a "Flip-over Transaction or Event"), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

     The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.01 per Right) (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

     The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

     The Rights will not prevent a takeover of the Company.
However, the Rights may cause substantial dilution to a person or group that acquires 10% or more of the Common
Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be redeemed on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.

     As of January 26, 1999 there were 26,719,488 shares of Common Stock issued (of which 26,718,488 shares were outstanding and 0 shares were held in treasury) and 2,651,854 shares reserved for issuance pursuant to employee benefit plans. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

     The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Junior Participating Preferred Stock) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights
Agreement and such exhibits thereto.

Item 6.      Not Applicable.

Item 7.      Exhibits.
             --------

    (4) Rights Agreement, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Statement of Resolution Establishing a Series of Shares of Junior Participating Preferred Stock.

    (99) Press release, dated January 26, 1999, issued by the Company.

                                SIGNATURE



	     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CULLEN/FROST BANKERS, INC.



                                  By/s/Phillip D. Green
                                  --------------------------------------
                                  Name: Phillip D. Green
                                  Title: Senior Executive Vice President
                                         and Chief Financial Officer



Date: January 29, 1999

                              EXHIBIT INDEX
                              -------------

Exhibit
Number   Description                                         Method of Filing
-------  -------------------------------------------------   ----------------
 (4)     Rights Agreement, which includes as Exhibit A the   Filed herewith
         forms of Rights Certificate and Election to Exer-cise and as Exhibit B the form of Statement of Resolution Establishing a Series of Shares of
         Junior Participating Preferred Stock.

(99)     Press release, dated January 26, 1999, issued by    Filed herewith
         the Company.